                                                                    EXHIBIT 99.2


                             LETTER OF TRANSMITTAL
                                      FOR
                11 3/8% CUMULATIVE EXCHANGEABLE PREFERRED STOCK
                                       OF
                       AMERICAN RADIO SYSTEMS CORPORATION
                                PURSUANT TO THE
                                 EXCHANGE OFFER
                                 IN RESPECT OF
     ALL OF ITS OUTSTANDING 11 3/8% CUMULATIVE EXCHANGEABLE PREFERRED STOCK
                                      FOR
           11 3/8% CUMULATIVE EXCHANGEABLE PREFERRED STOCK, SERIES B

                               __________________

                 PURSUANT TO THE PROSPECTUS DATED MAY __, 1997


THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JUNE __, 1997 UNLESS THE EXCHANGE OFFER IS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF OLD PREFERRED STOCK MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

             To:  Harris Trust Company of New York, Exchange Agent

By Mail:                        By Facsimile:          By Hand or Overnight Courier:

Harris Trust Company           (212) 701-7636          Harris Trust Company
 of New York                                            of New York
P.O. Box 1010               Confirm by Telephone:      77 Water Street
Wall Street Station                                    4th Floor
New York, NY  10268             (212) 701-7624         New York, NY 10004
Attention: Reorganization Department                   Attention: Reorganization Department


     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA TELEGRAM, TELEX OR FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW PREFERRED STOCK FOR THEIR OLD PREFERRED STOCK PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD PREFERRED STOCK TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

     By execution hereof, the undersigned acknowledges receipt of the Prospectus (the "Prospectus"), dated May __, 1997, of American Radio Systems Corporation, a Delaware corporation (the "Company"), which, together with this Letter of Transmittal and the instructions hereto (the "Letter of Transmittal"), constitute the Company's offer (the "Exchange Offer") to exchange one share of its 11 3/8% Cumulative Exchangeable Preferred Stock, Series B ("New Preferred Stock") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus constitutes a part, for each share outstanding of its 11 3/8%

Cumulative Exchangeable Preferred Stock ("Old Preferred Stock"), upon the terms and subject to the conditions set forth in the Prospectus.

     This Letter of Transmittal is to be used by Holders if: (i) certificates representing Old Preferred Stock are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Old Preferred Stock is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of the Old Preferred Stock (such participants, acting on behalf of Holders, are referred to herein, together with such Holders, as "Acting Holders"); or (iii) tender of Old Preferred Stock is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering." DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     The term "Holder" with respect to the Exchange Offer means any person: (i) in whose name Old Preferred Stock is registered on the books of the Company or any other person who has obtained a properly completed stock power from the registered Holder; or (ii) whose Old Preferred Stock is held of record by DTC who desires to deliver such Old Preferred Stock by book-entry transfer at DTC.

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Prospectus.

     The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent. See Instruction 8 herein.

     HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OLD PREFERRED STOCK MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

     List below the Old Preferred Stock to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and number of shares on a separately executed schedule and affix the schedule to this Letter of Transmittal.

--------------------------------------------------------------------------------
                      DESCRIPTION OF OLD PREFERRED STOCK
--------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF HOLDER(S)          CERTIFICATE      NUMBER OF SHARES
(PLEASE FILL IN, IF BLANK)                    NUMBER(S)*       TENDERED (IF
                                              (ATTACH SIGNED   LESS THAN ALL)**
                                              LIST IF
                                              NECESSARY)

--------------------------------------------------------------------------------

                                              ----------------------------------

                                              ----------------------------------

                                              ----------------------------------

                                              ----------------------------------

                                              ----------------------------------

                                              ----------------------------------

                                              ----------------------------------

                                              ----------------------------------

                                              ----------------------------------

                                              ----------------------------------

                                              ----------------------------------

                                              ----------------------------------

                                              ----------------------------------

--------------------------------------------------------------------------------
TOTAL NUMBER OF SHARES OF OLD PREFERRED STOCK TENDERED
--------------------------------------------------------------------------------
*  Need not be completed by Holders tendering by book-entry transfer.
** Need not be completed by Holders who wish to tender with respect to all Old
   Preferred Stock listed. See Instruction 2.
--------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OLD PREFERRED STOCK IS BEING DELIVERED BY DTC TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:___________________________________________

     DTC Book-Entry Account No.:______________________________________________

     Transaction Code No.:____________________________________________________

If Holders desire to tender Old Preferred Stock pursuant to the Exchange Offer and (i) certificates representing such Old Preferred Stock are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such Old Preferred Stock or other required documents to reach the Exchange Agent prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Old Preferred Stock in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering."

[ ] CHECK HERE IF TENDERED OLD PREFERRED STOCK IS BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Holder(s) of Old Preferred Stock:______________________________

     Window Ticket No. (if any):_______________________________________________

     Date of Execution of
     Notice of Guaranteed Delivery:____________________________________________

     Name of Eligible Institution that
     Guaranteed Delivery:______________________________________________________

     If Delivered by Book-Entry Transfer:
     Name of Tendering Institution:____________________________________________

     DTC Book-Entry Account No.:_______________________________________________

     Transaction Code No.:_____________________________________________________

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:_____________________________________________________________________

     Address:__________________________________________________________________

             __________________________________________________________________

     Number of Copies Requested: __________________

Gentlemen:

     Subject to the terms of the Exchange Offer, the undersigned hereby tenders to the Company the number of shares of Old Preferred Stock indicated above. Subject to and effective upon the acceptance for exchange of the number of shares of Old Preferred Stock tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to each shares of Old Preferred Stock tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact with respect to the tendered Old Preferred Stock with full power of substitution to (i) deliver certificates for such Old Preferred Stock to the Company, or transfer ownership of such Old Preferred Stock on the account books maintained by DTC, together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Old Preferred Stock for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Preferred Stock, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that he, she or it has full power and authority to tender, sell, assign and transfer the Old Preferred Stock tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Company.
The undersigned also acknowledges that the Exchange Offer is being made in reliance upon an interpretation by the staff of the Securities and Exchange Commission that the New Preferred Stock issued in exchange for the Old Preferred Stock pursuant to the Exchange Offer may be offered for sale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act) without compliance with the registration and prospectus delivery provisions of the Securities Act provided that such New Preferred Stock is acquired in the ordinary course of such holder's business and such holder has no arrangement with any person to participate in the distribution of such New Preferred Stock.

     The undersigned represents that (i) the New Preferred Stock acquired pursuant to the Exchange Offer is being obtained in the ordinary course of such holder's business, (ii) such holder has no arrangements with any person to participate in the distribution of such New Preferred Stock and (iii) such holder is not an "affiliate," as defined under Rule 405 of the Securities Act, of the Company or, if such holder is an affiliate, that such holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Preferred Stock. If the undersigned is a broker-dealer that will receive New Preferred Stock for its own account in exchange for Old Preferred Stock that was acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Preferred Stock; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment and transfer of the Old Preferred Stock tendered hereby.

     For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Preferred Stock when, as and if the Company has given oral or written notice thereof to the Exchange Agent. If any Old Preferred Stock is not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Preferred Stock will be returned (except as noted below with respect to tenders through DTC), without expense, to the undersigned at the address shown below or at a different address shown below under "Special Issuance Instructions" as promptly as practicable after the Expiration Date.

     All authority conferred or agreed to by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, trustees in bankruptcy, other legal representatives, successors and assigns.

     The undersigned understands that tender of Old Preferred Stock pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated under "Special Issuance Instructions" please issue the certificates representing the New Preferred Stock issued in exchange for the Old Preferred Stock accepted for exchange and return any Old Preferred Stock not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of Old Preferred Stock tendered by DTC, by credit to the account of the undersigned at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the New Preferred Stock issued in exchange for the Old Preferred Stock accepted for exchange and any certificates for Old Preferred Stock not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signatures, unless, in either event, tender is being made through DTC. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed issue the certificates representing the New Preferred Stock issued in exchange for the Old Preferred Stock accepted for exchange and return any Old Preferred Stock not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Preferred Stock from the name of the registered holder(s) thereof if the company does not accept for exchange any of the Old Preferred Stock so tendered.

--------------------------------------------------------------------------------
                                PLEASE SIGN HERE

                  (TO BE COMPLETED BY ALL TENDERING HOLDERS OF
     OLD PREFERRED STOCK REGARDLESS OF WHETHER OLD PREFERRED STOCK IS BEING
                                   PHYSICALLY
                              DELIVERED HEREWITH)

     This Letter of Transmittal must be signed by the Holder(s) of Old Preferred Stock exactly as their name(s) appear(s) on certificate(s) for Old Preferred Stock or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Old Preferred Stock, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 3 herein.

     If the signature appearing below is not of the registered Holder(s) of the Old Preferred Stock, then the registered Holder(s) must sign a valid proxy.

X.....................................   Date:.................................

X.....................................   Date:.................................
 Signature(s) of Holder(s) or Authorized Signatory

Name(s):..............................   Address:..............................

        ..............................           ..............................
               (Please Print)                        (Including Zip Code)

Capacity:.............................   Area Code and Telephone No.:..........

Social Security No.: .................

                        PLEASE COMPLETE FORM W-9 HEREIN

                 SIGNATURE GUARANTEE (SEE INSTRUCTION 3 HEREIN)
        Certain Signatures Must Be Guaranteed by an Eligible Institution


 ................................................................................
             (Name of Eligible Institution Guaranteeing Signatures)


 ................................................................................
  (Address (including zip code) and Telephone Number (including area code) of
                                     Firm)


 ................................................................................
                             (Authorized Signature)


 ................................................................................
                                 (Printed Name)


 ................................................................................
                                    (Title)

Date:.........................................
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTION 4 HEREIN)


To be completed ONLY if certificates for shares of Old Preferred Stock not tendered are to be issued in the name of, or certificates for shares of New Preferred Stock issued pursuant to the Exchange Offer are to be issued in the name of, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled "Description of Old Preferred Stock" within this Letter of Transmittal, or if Old Preferred Stock tendered by book-entry transfer that is not accepted for exchange is to be credited to an account maintained at DTC.



Name:
 ...............................................................................
                                 (Please Print)


Address:
 ...............................................................................
                                 (Please Print)


 ...............................................................................
                                                                   Zip Code


 ...............................................................................

               Taxpayer Identification or Social Security Number
                             (See Form W-9 herein)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTION 4 HEREIN)


To be completed ONLY if certificates for shares of Old Preferred Stock not tendered or not accepted for exchange or certificates for shares of New Preferred Stock issued pursuant to the Exchange Offer are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown in the box entitled "Description of Old Preferred Stock" within this Letter of Transmittal.



Name:
 ................................................................................
                                 (Please Print)


Address:
 ................................................................................
                                 (Please Print)


 ................................................................................
                                                                   Zip Code


 ................................................................................
               Taxpayer Identification or Social Security Number
                             (See Form W-9 herein)

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                   OF THE EXCHANGE OFFER AND THE SOLICITATION


     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD PREFERRED STOCK. The certificates for the tendered Old Preferred Stock (or a confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all Old Preferred Stock delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 P.M., New York City time, on the Expiration Date. The method of delivery of the tendered Old Preferred Stock, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Old Preferred Stock should be sent to the Company. Delivery to DTC does not constitute delivery to the Exchange Agent.

     Holders who wish to tender their Old Preferred Stock and (i) whose Old Preferred Stock are not immediately available or (ii) who cannot deliver their Old Preferred Stock, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Old Preferred Stock and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution; (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Preferred Stock, the certificate number or numbers of such Old Preferred Stock (or the DTC Book-Entry Account Number and Transaction Code Number at DTC) and the number of shares of Old Preferred Stock tendered, stating that the tender is being made thereby and guaranteeing that, within three business days after the Expiration Date, this Letter of Transmittal (or facsimile thereof) together with the certificate(s) representing the Old Preferred Stock (or a confirmation of electronic delivery of book-entry delivery into the Exchange Agent's account at
DTC) and any of the required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Old Preferred Stock in proper form for transfer (or a confirmation of electronic mail delivery of book-entry delivery into the Exchange Agent's account at DTC), must be received by the Exchange Agent within three business days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." Any Holder of Old Preferred Stock who wishes to tender Old Preferred Stock pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 P.M., New York City time, on the Expiration Date.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Preferred Stock will be determined by the Company in its sole discretion, which determination will be final and binding on all parties. The Company reserves the absolute right to reject any and all Old Preferred Stock not properly tendered or any Old Preferred Stock the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Old Preferred Stock. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Preferred Stock must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Preferred Stock, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Preferred Stock will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Preferred Stock received by the Exchange Agent that is not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost by the Exchange Agent to the tendering Holders of Old Preferred Stock, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     2. PARTIAL TENDERS. If less than the entire number of shares of Old Preferred Stock is tendered, the tendering Holder should fill in the number of shares tendered in the third column of the chart entitled "Description of Old Preferred Stock." The entire number of shares of Old Preferred Stock delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire number of shares of Old Preferred Stock is not tendered, the number of shares of Old Preferred Stock delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire number of shares of Old Preferred Stock is not tendered, shares of Old Preferred Stock not tendered and a certificate or certificates representing shares of New Preferred Stock issued in exchange of any Old Preferred Stock accepted will be sent to the Holder at his, her or its registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal or unless tender is made through DTC, promptly after the Old Preferred Stock are accepted for exchange.

     3. SIGNATURES ON THE LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of the Old Preferred Stock tendered hereby, the signature must correspond with the name(s) as written on the certificate representing shares of Old Preferred Stock without alternation, enlargement or any change whatsoever.

     If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of Old Preferred Stock tendered and the certificate(s) for New Preferred Stock issued in exchange therefor is to be issued (or any untendered shares of Old Preferred Stock are to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Old Preferred Stock, nor provide a separate stock power. In any other case, such holder must either properly endorse the Old Preferred Stock tendered or transmit a properly completed separate stock power with this Letter of Transmittal, with the signatures on the endorsement or stock power guaranteed by an Eligible Institution.

     If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder(s) of any Old Preferred Stock listed, such Old Preferred Stock must be endorsed or accompanied by appropriate stock powers signed as the name of the registered Holder(s) appears on the certificate representing shares of Old Preferred Stock.

     If this Letter of Transmittal (or facsimile hereof) or any Old Preferred Stock or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

     Endorsements on Old Preferred Stock or signatures on stock powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

     Signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution unless Old Preferred Stock tendered is tendered (i) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of Old Preferred Stock) who has not completed the box set forth herein entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" or (ii) for the account of an Eligible Institution.

     4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable spaces, the name and address to which New Preferred Stock or substitute Old Preferred Stock for shares not tendered or not accepted for exchange is to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the Old Preferred Stock through DTC, if different from DTC). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     5. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Preferred Stock pursuant to the Exchange Offer. If, however, certificates representing New Preferred Stock or Old

Preferred Stock for shares not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Preferred Stock tendered hereby, or if tendered Old Preferred Stock is registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Preferred Stock pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

     Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Old Preferred Stock listed in this Letter of Transmittal.

     6. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer.

     7. MUTILATED, LOST, STOLEN OR DESTROYED OLD PREFERRED STOCK. Any tendering Holder whose Old Preferred Stock has been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instruction.

     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

                           IMPORTANT TAX INFORMATION

     Under federal income tax laws, a Holder whose tendered Old Preferred Stock is accepted for exchange is required to provide the Exchange Agent (as payer) with such Holder's correct TIN on Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and dividend payments with respect to New Preferred Stock may be subject to backup withholding.

     Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed Form W-9 for additional instructions.

     If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF W-9

     To prevent backup withholding with respect to dividend payments on the New Preferred Stock, the Holder is required to provide the Exchange Agent with either: (i) the Holder's correct TIN by completing the form below, certifying that the TIN provided on Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (B) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered Holder of the Old Preferred Stock. If the Old Preferred Stock is held in more than one name or are held not in the name of the actual owner, consult the enclosed Form W-9 for additional guidance on which number to report.







Form W-9
(Rev. December 1996)                                   Request for Taxpayer                                Give form to the
Department of the Treasury                    Identification Number and Certification                      requester. DO NOT
Internal Revenue Service                                                                                   send to the IRS.
------------------------------------------------------------------------------------------------------------------------------------
Please print or type
Name (If a joint account or you changed your name, see Specific Instructions on page 2.)

------------------------------------------------------------------------------------------------------------------------------------
Business name, if different from above. (See Specific Instructions on page 2.)



------------------------------------------------------------------------------------------------------------------------------------
Check appropriate box:       Individual/Sole     proprietor     Corporation     Partnership         Other
------------------------------------------------------------------------------------------------------------------------------------
Address (number, street, and apt. or suite no.)                                      Requester's name and address (optional)

-----------------------------------------------------------------------------------
City, state, and ZIP code

------------------------------------------------------------------------------------------------------------------------------------
Part I Taxpayer Identification Number (TIN)                                           List account number(s) here (optional)
-----------------------------------------------------------------------------------
Enter your TIN in the appropriate box. For
individuals, this is your social security number      -----------------------------
(SSN). However, if you are a resident alien OR a     Social security number
sole proprietor, see the instructions on page 2.
For other entities, it is your employer               -----------------------------    ---------------------------------------------
identification number (EIN). If you do not have a                 OR                   Part II   For Payees Exempt From Backup
number, see HOW TO GET A TIN on page 2.               ------------------------------             Withholding (See the instructions
                                                      Employer identification number             on page 2.)
Note: If the account is in more than one name,                                         ---------------------------------------------
see the chart on page 2 for guidelines on whose       ------------------------------
number to enter.

--------------------------------------------------------------------------------
Part III Certification
--------------------------------------------------------------------------------
Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
   (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions. - You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 2.)
--------------------------------------------------------------------------------
Sign
Here   Signature                                       Date
--------------------------------------------------------------------------------
Purpose of Form. - A person who is required to file an information return with the IRS must get your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt or contributions you made to an IRA.

   Use Form W-9 to give your correct TIN to the person requesting it (the requester) and, when applicable, to:

   1. Certify the TIN you are giving is correct (or you are waiting for a number to be issued),

   2. Certify you are not subject to backup withholding, or

   3. Claim exemption from backup withholding if you are an exempt payee.

Note: If a requester gives you a form other than a W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

What is Backup Withholding? - Persons making certain payments to you must withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding." Payments that may be subject to backup withholding include Interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

   If you give the requester your correct TIN, make the proper certifications, and report all your taxable Interest and dividends on your tax return, payments you receive will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:

   1. You do not furnish your TIN to the requester, or

   2. The IRS tells the requester that you furnished an incorrect TIN, or

   3. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only) or

   4. You do not certify to the requester that you are not subject to backup withholding under 3 above (for reportable interest and dividend accounts opened after 1983 only), or

   5. You do not certify your TIN when required. See the Part III Instructions on page 2 for details.

   Certain payees and payments are exempt from backup withholding. See the Part II instructions and the separate Instructions for the Requester of Form W-9.

Penalties

Failure to Furnish TIN. -- If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information With Respect to Withholding. -- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal Penalty for Falsifying Information. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. -- If the requester discloses or uses TIN's in violation of Federal law, the requester may be subject to civil and criminal penalties.

--------------------------------------------------------------------------------
                                                           Form W-9 (Rev. 12-96)

Form W-9 (Rev. 12-96)                                                    Page 2
--------------------------------------------------------------------------------

Specific Instructions

Name.--If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

        If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the form.

        Sole Proprietor.--You must enter your individual name as shown on your social security card. You may enter your business, trade, or "doing business as" name on the business name line.

        Other Entities.--Enter the business name as shown on required Federal tax documents. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or "doing business as" name on the business name line.

Part I--Taxpayer Identification Number (TIN)

You must enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How To Get a TIN below.

        If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, using your EIN may result in unnecessary notices to the requester.

Note: See the chart on this page for further clarification of name and TIN combinations.

How To Get a TIN.--If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5 from your local Social Security Administration office. Get Form W-7 to apply for an ITIN or Form SS-4 to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676).

        If you do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the requester. Other payments are subject to backup withholding.

Note: Writing "Applied For" means that you have already applied for a TIN OR that you intend to apply for one soon.

Part II--For Payees Exempt From Backup Withholding

Individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. For more information on exempt payees, see the separate Instructions for the Requester of Form W-9.

        If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in Part I, write "Exempt" in Part II, and sign and date the form.

        If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester a completed Form W-8, Certificate of Foreign Status.

Part III--Certification

For a joint account, only the person whose TIN is shown in Part I should sign (when required).

        1. Interest, Dividend, and Barter Exchange Accounts Opened Before 1984 and Broker Accounts Considered Active During 1983. You must give your correct TIN, but you do not have to sign the certification.

        2. Interest, Dividend, Broker, and Barter Exchange Accounts Opened After 1983 and Broker Accounts Considered Inactive During 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

        3. Real Estate Transactions. You must sign the certification. You may cross out item 2 of the certification.

        4. Other Payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services (including attorney and accounting fees), and payments to certain fishing boat crew members.

        5. Mortgage Interest Paid by You, Acquisition or Abandonment of Secured Property, Cancellation of Debt, or IRA Contributions. You must give your correct TIN, but you do not have to sign the certification.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends,

                     [Logo of Recycled Paper Appears Here]

and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws.

        You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

What Name and Number To Give the Requester


--------------------------------------------------------------------------------
For this type of account:                   Give name and SSN of:
--------------------------------------------------------------------------------
1.  Individual                              The individual
2.  Two or more                             The actual owner of the
    individuals (joint                      account or, if combined
    account)                                funds, the first individual
                                            on the account /1/
3.  Custodian account of                    The minor /2/
    a minor (Uniform Gift
    to Minors Act)
4.  a.  The usual                           The grantor-trustee /1/
        revocable savings
        trust (grantor is
        also trustee)
    b.  So-called trust                     The actual owner /1/
        account that is not
        a legal or valid trust
        under state law
5.  Sole proprietorship                     The owner /3/
--------------------------------------------------------------------------------
For this type of account:                   Give name and EIN of:
--------------------------------------------------------------------------------
6.  Sole proprietorship                     The owner /3/
7.  A valid trust, estate, or               Legal entity /4/
    pension trust
8.  Corporate                               The corporation
9.  Association, club,                      The organization
    religious, charitable,
    educational, or other
    tax-exempt
    organization
10. Partnership                             The partnership
11. A broker or registered                  The broker or nominee
    nominee
12. Account with the                        The public entity
    Department of
    Agriculture in the name
    of a public entity (such
    as a state or local
    government, school
    district, or prison) that
    receives agricultural
    program payments
--------------------------------------------------------------------------------

/1/ List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

/2/ Circle the minor's name and furnish the minor's SSN.

/3/ You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your SSN or EIN (if you have one).

/4/ List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

                 The Exchange Agent for the Exchange Offer is:


                        HARRIS TRUST COMPANY OF NEW YORK

By Mail:                        By Facsimile:          By Hand or Overnight Courier:

Harris Trust Company of           (212) 701-7636       Harris Trust Company of
  New York                                               New York
P.O. Box 1010               Confirm by Telephone:      77 Water Street
Wall Street Station                                    4th Floor
New York, NY  10268             (212) 701-7624         New York, NY 10004
Attention: Reorganization Department                   Attention: Reorganization Department

                                     -15-